711 P1 05/20

SUPPLEMENT DATED MAY 15, 2020

TO THE PROSPECTUS DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS TRUST

The prospectus is amended as follows:

I.  The Board of Trustees of Templeton Developing Markets Trust (Fund) recently approved, subject to shareholder approval: (1) a change in the Fund’s classification under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund; (2) a new sub-advisory agreement with Franklin Templeton Investment Management Limited, an affiliate of Templeton Asset Management Ltd.; and (3) the operation of the Fund in a “manager of managers” structure in reliance on an exemptive order from the Securities and Exchange Commission.

It is anticipated that in July 2020 shareholders of the Fund will receive a proxy statement requesting their votes on such proposals and other matters. If such proposals are approved by the Fund’s shareholders, it is expected that such changes will be effective in early 2021.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.

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